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                                                                    Exhibit 10.3


                                  STRAIGHT NOTE



         $350,000          South El Monte, California         November 28, 2000
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         For value received, Lee Pharmaceuticals promises to pay Mark DiSalvo or order, at South El Monte, California the sum of THREE HUNDRED AND FIFTY THOUSAND DOLLARS, with interest from November 28, 2000, on unpaid principal at the rate of twenty (20) per cent per annum; principal is payable monthly, commencing on January 10, 2001, with monthly principal payments of $6,000. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365-day year, actual day month and payable monthly. Principal and interest shall be payable in lawful money of the United States. If action were instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees.






         NOVEMBER 28, 2000                        RONALD G. LEE
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         Date                           Lee Pharmaceuticals - Ronald G. Lee





         NOVEMBER 28, 2000                      MICHAEL L. AGRESTI
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         Date                           Lee Pharmaceuticals - Michael L. Agresti